Monaker Group, Inc. 8-K

Exhibit 99.1

Monaker Group Receives Formal Approval to Acquire 57.6% Stake in International Financial Enterprise Bank, Planning Fintech Solutions for eCommerce and Digital Media Platforms

SUNRISE, FL & SAN JUAN, PR – June 14, 2021 – Monaker Group (NASDAQ: MKGI) (the “Company”), a technology solutions company building a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, reported today that it has received the required formal regulatory approval from the Office of the Commissioner of Financial Institutions of Puerto Rico (OCIF) to proceed with its previously announced acquisition of 57.6 percent of International Financial Enterprise Bank (IFEB), a global financial institution headquartered in San Juan, Puerto Rico.

The approval will allow Monaker to take control of IFEB, including the ability for Monaker to acquire 100% ownership of the bank without additional OCIF review in the future, if terms can be reached with the minority owners. Additionally, Monaker has been granted approval to change the name of the Bank to Next Bank International. The closing of the acquisition remains subject to customary closing conditions and the formal transfer of the shares of IFEB to Monaker; however, the full purchase price for such shares, $6.5 million, has previously been paid.

IFEB will bring to Monaker a full range of fintech solutions, including concierge banking, online and mobile banking, credit cards, deposit and loans and escrow services. The bank’s charter and fintech technology allows it to conduct business and serve customers anywhere in the world. Its mobile app is available to download for free from the Apple App Store or Google Play.

The acquisition of IFEB will complement Monaker’s recently acquired stake in the Longroot initial coin offering (ICO) portal.

“IFEB expands Longroot’s capabilities from a one-dimensional ICO portal to potentially include access to cryptocurrency exchanges, online payments, digital wallet and mobile banking capabilities supporting Longroot’s ICO portal with IFEB fintech banking solutions,” commented Monaker CEO, Bill Kerby, who continued, “Additionally, we believe this acquisition should strengthen our other business segments by providing unencumbered and dynamic access to merchant services for gaming, in-game advertising and travel.”

By integrating IFEB and Longroot into its digital ecosystem, Monaker expects to benefit from the rapidly expanding global cryptocurrency and digital asset market that according to a May 2020 report from Reportlinker is projected to grow at a 67.3% CAGR from $3 billion in 2020 to $39.7 billion by 2025.

Closing of the 57.6% IFEB purchase is expected to be completed this month. Additional information about the IFEB acquisition is available in Monaker Group’s Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission and available at www.sec.gov.

About Monaker Group

Monaker Group, Inc., is an innovative technology-driven company building a next-generation enterprise through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. Monaker Group is a party to a definitive agreement (subject to closing conditions) to acquire HotPlay Enterprise Limited, an innovative in-game advertising and AdTech company. Following the completion of the proposed HotPlay acquisition, Monaker Group plans to transform into NextPlay Technologies, an innovative global technology company focused on consumer engaging products in the video gaming and travel verticals with innovative Ad Tech, Artificial Intelligence and Blockchain solutions. For more information about Monaker Group, visit monakergroup.com and follow us on Twitter and Linkedin @MonakerGroup.

About IFEB

IFEB is a supervised, regulated financial institution licensed under Act 273-2012 by the Office of the Commissioner of Financial Institutions of Puerto Rico (OCIF). While IFEB is not FDIC insured, its regulators apply FDIC review standards and IFEB is required to comply with all U.S. banking regulations, including the Bank Secrecy Act (KYC/AML) and all regulatory and compliance-related requirements. IFEB caters to high-net-worth individuals, successful entrepreneurs and businesses who desire concierge services expected from a first-class private bank. Proud to serve a diverse client base from the U.S. mainland to foreign nationals and companies based overseas, IFEB provides flexibility when managing customer finances. For more information, visit ifeb.bank.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our ability to close the acquisition of IFEB promptly and on the terms disclosed, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and IFEB (assuming the acquisition is closed); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with our pending share exchange agreement with HotPlay Enterprise Limited, including our ability to close such transaction and dilution caused by such closing, as well as dilution caused by the conversion of our outstanding Series B Preferred Stock and Series C Preferred Stock; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Company Contacts:

Monaker Group

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

rmarshall@monakergroup.com

International Financial Enterprise Bank, Inc.

Steven A. Solomon

Director IFEB

Tel (202 521-7788

Email: ssolomon@dclawfirm.com